Principal Exchange-Traded Funds

Supplement dated March 31, 2017
to the Statutory Prospectus dated November 1, 2016
(as supplemented on November 15, 2016 and March 17, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL EDGE ACTIVE INCOME ETF
Delete the Annual Fund Operating Expenses table and footnotes and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.59%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses	1.45%
Expense Reimbursement (1)	(0.80)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%

(1)
Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.65%. It is expected that the expense limit will continue through the period ending March 31, 2018; however, Principal Exchange-Traded Funds and PMC, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Delete the Example section and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal EDGE Active Income ETF	$66	$380	$716	$1,666

In the Management section, under Sub-Advisors and Portfolio Managers, add the following after Edge Asset Management, Inc.

•	Gregory L. Tornga (since 2017), Head of Fixed Income and Portfolio Manager

MANAGEMENT OF THE FUNDS
In The Sub-Advisor(s) section, under Sub-Advisor: Edge Asset Management, Inc. ("Edge"), add the following at the end of the section:
Gregory L. Tornga has been with Edge since 2011. He earned a bachelor’s degree from the University of Michigan and an M.B.A. from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the Chartered Financial Analyst designation.